UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 13, 2010

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Illinois	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
 (Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filling is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 7.01  REGULATION FD DISCLOSURE

On May 13, 2010, Titan International, Inc. (Titan) issued a press release announcing a tender offer for its 8% senior unsecured notes due 2012.

In a separate press release, Titan also announced a proposed private offering of at least $150 million senior unsecured notes.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

99.1	Titan International, Inc.’s press release dated May 13, 2010, regarding Titan announcing a tender offer for its 8% senior unsecured notes due 2012.

99.2	Titan International, Inc.’s press release dated May 13, 2010, regarding Titan announcing a proposed private offering of at least $150 million senior unsecured notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	May 13, 2010	By:	/s/ Kent W. Hackamack
Kent W. Hackamack
Vice President of Finance and Treasurer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Titan International, Inc.’s press release dated May 13, 2010, regarding Titan announcing tender offer for its 8% senior unsecured notes due 2012.
99.2	Titan International, Inc.’s press release dated May 13, 2010, regarding Titan announcing a proposed private offering of at least $150 million senior unsecured notes.